Exhibit 99.2

Peabody/Arch JV Combines PRB and Colorado Assets Glenn Kellow – President and Chief Executive Officer Amy Schwetz – EVP and Chief Financial Officer Vic Svec – SVP Global Investor and Corporate Relations June 19, 2019

Statement on Forward-Looking Information This presentation contains forward-looking statements within the meaning of the securities laws. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words or variation of words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “projects,” “forecasts,” “targets,” “would,” “will,” “should,” “goal,” “could” or “may” or other similar expressions. Forward-looking statements provide management’s current expectations or predictions of future conditions, events or results. All statements that address operating performance, events or developments that Peabody or Arch expect will occur in the future are forward-looking statements. They may include estimates of value accretion, joint venture synergies, closing of the joint venture, revenues, income, earnings per share, cost savings, capital expenditures, dividends, share repurchases, liquidity, capital structure, market share, industry volume, or other financial items, descriptions of management’s plans or objectives for future operations, or descriptions of assumptions underlying any of the above. All forward-looking statements speak only as of the date they are made and reflect Peabody’s and Arch’s good faith beliefs, assumptions and expectations, but they are not guarantees of future performance or events. Furthermore, each Peabody and Arch disclaim any obligation to publicly update or revise any forward-looking statement, except as required by law. By their nature, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Factors that might cause such differences include, but are not limited to, a variety of economic, competitive and regulatory factors, many of which are beyond the Peabody’s and Arch’s control, including (i) risks that the proposed joint venture may not be completed, including as a result of a failure to obtain required regulatory approvals, (ii) risks that the anticipated synergies from the proposed joint venture may not be fully realized, including as a result of actions necessary to obtain regulatory approvals, (iii) other factors that are described in Peabody’s Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2018, (iv) other factors that are described in Arch’s Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2018 and (v) other factors that Peabody or Arch may describe from time to time in other filings with the SEC. You may get such filings for free at Peabody’s website at www.peabodyenergy.com and Arch’s website at www.archcoal.com. You should understand that it is not possible to predict or identify all such factors and, consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties.

Peabody/Arch PRB and Colorado Joint Venture: Key Takeaways 1 Highly synergistic joint venture aimed at strengthening competitiveness against natural gas and renewables 2 Expected to create substantial value for customers, shareholders; Benefits railroads, employees and communities 3 Expected to unlock synergies with NPV of $820 million; Average synergies of ~$120 million per year over initial 10 years 4 Unites strong, culturally aligned workforces with commitment to safety and sustainability Note: Synergies of approximately $820 million represent the combined net present value of estimated pre-tax synergies projected over standalone life-of-mine plans assuming third-party price assumptions and a 10 percent discount rate. 3 Average combined synergies of approximately $120 million per year projected over initial 10 years.

Joint Venture: Structure • Ownership split of 66.5% Peabody and 33.5% Arch, determined by NPV of life-of-mine plans utilizing common assumptions • Governance of JV overseen by 5-member board of managers – Voting rights in proportion to ownership percentages • Peabody to serve as operator of JV and market coal – Leveraging shared services systems • Peabody and Arch to share JV profits, capital requirements and cash distributions in proportion to ownership percentage • Each company expects to proportionally consolidate JV within respective financial statements • Closing subject to regulatory approvals and usual conditions – Peabody and Arch will continue to operate independently until closing

JV Combines Low-Cost, Highly Productive PRB Assets with High-Quality Colorado Assets • JV will operate 5 of top 10 most productive mines in United States • Centerpiece includes two of the most productive U.S. coal mines – NARM and Black Thunder • Caballo, Rawhide and Coal Creek mines have among best overburden- to-coal ratios in world • Colorado assets offer additional synergies and ability to better serve domestic customers while preserving seaborne coal optionality Note: Productivity data per MSHA for full-year 2018 based on production per total employee hours. 5

Expected to Unlock Pre-Tax Synergies of ~$820 Million; Projected 10-Year Average Synergies of ~$120 Million Per Year

- Integration projected to lead to substantial synergies, including:
  - Optimization of mine planning and sequencing and accessing otherwise isolated reserves
  - Improved efficiencies in deployment of combined equipment fleet
  - More efficient procurement, warehousing
  - Enhanced blending capabilities to more closely meet customer requirements
  - Improved utilization of combined rail loadout system, other rail efficiencies
  - Reductions in long-term capital requirements
  - Leveraging Peabody's shared services
- NARM and Black Thunder to operate as a single complex



North Antelope Rochelle Mine Permit Area
Black Thunder Mine Permit Area
Public Roads
Rail Lines
Black Thunder Loadout Facility
N
Black Thunder Complex & Loadout Facility
BNSF & UP Jointline (double)
NARM Loadout Facility
NARM Complex & Double Loadout Facility
BNSF & UP Jointline (triple)

Peabody

Note: Synergies of approximately $820 million represent the combined net present value of estimated pre-tax synergies projected over standalone life-of-mine plans assuming third-party price assumptions and a 10 percent discount rate. Average combined synergies of approximately $120 million per year projected over initial 10 years.

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Synergies Expected to Reduce Costs; Lower Cost Structure Enables Coal to Better Compete Against Other Energy Sources U.S. Electricity Mix (Twh) • Natural gas and Coal Natural Gas Nuclear Hydro Renewables Other renewables continue to increase share of U.S. electricity mix ? Coal’s competitiveness largely based on price of natural gas, availability of subsidized wind, solar • JV expected to improve 2004 2006 2008 2010 2012 2014 2016 2018 competitiveness of Average Henry Hub Natural Gas Price coal against natural gas 2004 – 2008 2009 – 2013 2014 – 2018 and renewables $7.64/mmBtu $3.82/mmBtu $3.11/mmBtu Source: EIA and CME Group. 7

For Peabody, Extraordinary Example of Industrial Logic Creating Significant Value Clear demonstration Fully aligned Continued of Peabody’s with stated commitment to U.S. strategy investment filter shareholder returns “Optimize lowest-cost, ? Strategic portfolio fit highest-margin U.S. thermal assets in ? Enhances financial strength low-capital fashion ? Returns above cost of capital to maximize cash ? Rapid payback period generation” ? Substantial tangible synergies • Significant value for our shareholders

Appendix

Joint Venture Mines (tons in millions) Proven & 2018 Sales Mine Company Basin Probable Volumes Reserves NARM Peabody PRB 98.4 1,698 Black Thunder Arch PRB 71.1 816 Caballo Peabody PRB 11.3 465 Rawhide Peabody PRB 9.5 258 Coal Creek Arch PRB 8.0 95 West Elk Arch Colorado 4.8 54 Twentymile Peabody Colorado 2.9 28 Source: Company filings and information. Proven and probable reserves as of Dec. 31, 2018. 10